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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   August 6, 2003


                                 UROLOGIX, INC.
                                 --------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                        0-28414               41-1697237
         ---------                        -------               ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)


14405 21st Avenue North
Minneapolis, MN                                           55447
-----------------------                                   -----
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (763) 475-1400

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Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an exhibit to this Current Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued August 6, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS
         AND FINANCIAL CONDITION.

         On August 6, 2003, Urologix, Inc. issued a press release, furnished as
Exhibit 99.1 to this Form 8-K, disclosing material non-public information regarding its results of operations for the quarter and fiscal year ended June 30, 2003.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UROLOGIX, INC.

                                          By  /s/  Fred B. Parks
                                            ------------------------------------
                                              Fred B. Parks
                                              Chief Executive Officer

Dated:  August 6, 2003